Exhibit 99.1

NexMetals Drills 231 Metres of 1.09% CuEq, Including 97 Metres of 1.28% CuEq Establishing Scale, Grade and Expansion Potential at Selkirk

Vancouver, British Columbia, December 3, 2025 – NexMetals Mining Corp. (TSXV: NEXM; NASDAQ: NEXM) (the “Company”) announces assay results from the final three holes of the 2025 metallurgical drill program at the past producing Copper, Nickel, Cobalt and Platinum Group Elements (“Cu-Ni-Co-PGE”) Selkirk Mine in Botswana.

Why This Matters: Consistent grade over large intervals indicates potential for a low strip ratio, open pit development (see “Technical Report” below).

●	Results from the final 3 holes of the 2025 metallurgical program confirm wide, continuous zones of mineralization suitable for the ongoing metallurgical test work.

◌	SMET-25-009: wide interval of continuous mineralization

■	231.00 metres of 1.09% CuEq (0.39% Cu, 0.38% Ni, 0.64 ppm Pd, 0.15 ppm Pt)
incl. 97.00 metres of 1.28% CuEq (0.46% Cu, 0.43% Ni, 0.76 ppm Pd, 0.18 ppm Pt)
incl. 47.90 metres of 1.42% CuEq (0.52% Cu, 0.49% Ni, 0.83 ppm Pd, 0.17 ppm Pt)

●	All mineralization from SMET-25-011 was intercepted below the Mineral Resource Estimate (“MRE”) and the conceptual pit demonstrating the potential for expansion of the deposit at depth.

●	Mineralization intercepted above the MRE and within the current conceptual pit shell demonstrates the potential for expansion of the deposit toward the surface.

●	All assay results reported to date will be incorporated into an updated MRE.

●	Drill core from all eleven 2025 holes reported to date is now supporting the metallurgical testwork underway at Blue Coast Research in British Columbia. This work will help optimize the flowsheet, maximize recoveries, and advance the evaluation of separating the concentrate.

●	Current cut-off of US$25.00 per tonne net smelter return defined in the 2024 MRE translates to 0.46% CuEq. Any material above this cut-off grade could potentially be mined.

1

SMET-25-009
231.00 m of 1.09% CuEq
SMET-25-010
171.00 m of 0.85% CuEq
SMET-25-011
152.90 m of 0.79% CuEq
DSLK-25-012
Gap Hole
SMET-25-002
SMET-25-003
SMET-25-008
SMET-25-004
SMET-25-001
SMET-25-005
SMET-25-007
SMET-25-006
Underground Workings
OPEN
December 3, 2025 Results
Previously Announced
2024 Inferred Resource
Mineralized Envelope
Conceptualized Open Pit Shell
NEXM 2025 Drillholes
2025 Resampling Holes

Figure 1: Location of 2025 metallurgical drill holes, resampled drillholes and Mineral Resource Estimate.

Morgan Lekstrom, CEO of the Company, commented: “The takeaway from this metallurgical drilling program is the sizable, mineralized continuity across this deposit. Delivering wide intervals of consistent high-grade mineralization reinforces just how big this system is and gives us the confidence to advance the next stage of our technical work. With all assays from the 2025 metallurgical drill program now reported, our technical team is focused on advancing the metallurgical work currently underway and ongoing assessment of processing options. This next stage will refine the flowsheet, confirm recoveries across the program, and drive the technical work that will inform future development decisions. Selkirk is increasingly demonstrating its potential as a significant additional value driver for NexMetals.”

2

Table 1: Assay Results Selkirk Deposit

HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	[2]Est. True Thickness (m)	Cu (%)	NI (%)	Co (%)	Pd (ppm)	Pt (ppm)	Au (ppm)	3CuEq (%)
SMET-25-009	77.00	308.00	231.00	123	0.39	0.38	0.02	0.64	0.15	0.07	1.09
incl.	129.00	226.00	97.00	66	0.46	0.43	0.03	0.76	0.18	0.08	1.28
and	257.00	304.90	47.90	33	0.52	0.49	0.03	0.83	0.17	0.07	1.42
SMET-25-010	110.00	281.00	171.00	102	0.29	0.29	0.02	0.51	0.12	0.05	0.85
incl.	110.00	268.00	158.00	94	0.30	0.30	0.02	0.52	0.12	0.05	0.86
incl.	146.00	196.00	50.00	30	0.40	0.43	0.02	0.68	0.16	0.08	1.18
SMET-25-011	112.00	125.00	13.00	8	0.15	0.19	0.01	0.35	0.09	0.03	0.52
SMET-25-011	171.10	324.00	152.90	95	0.25	0.26	0.02	0.54	0.12	0.05	0.79
incl.	275.10	319.00	43.90	29	0.35	0.34	0.02	0.75	0.16	0.06	1.07
OUTSIDE MRE AND WITHIN CONCEPTUAL PIT
SMET-25-009	77.00	102.00	25.00	13	0.21	0.23	0.02	0.33	0.08	0.05	0.61
OUTSIDE MRE AND BENEATH CONCEPTUAL PIT
SMET-25-009	294.00	308.00	14.00	10	0.40	0.55	0.04	0.96	0.16	0.06	1.42
SMET-25-011	112.00	125.00	13.00	8	0.15	0.19	0.01	0.35	0.09	0.03	0.52
SMET-25-011	171.10	324.00	152.90	95	0.25	0.26	0.02	0.54	0.12	0.05	0.79
incl.	275.10	319.00	43.90	29	0.35	0.34	0.02	0.75	0.16	0.06	1.07

1Length refers to drillhole length and not true width.

2True thickness is estimated using the MRE wireframe where available.

3CuEq% calculated using the formula Cu% + Ni%*(55.605/53.913) + Pd g/t*(22.948/53.913) + Pt g/t*(14.891/53.913) using metal prices and recoveries listed in the 2025 Technical Report.

Table 2: Drill Collar Information Selkirk Deposit

HOLE ID	1Easting	1Northing	1Elevation	Dip	Azimuth	Hole Length (m)
SMET-25-009	575330.4	7642547.7	989.3	-88.1	334.7	455.2
SMET-25-010	575284.7	7642459.4	984.4	-70.4	36.3	388.9
SMET-25-011	575205.0	7642236.3	982.7	-68.8	39.4	403.6

1Coordinates are WGS84z35S with geoidal elevations

Technical Report

The MRE on the Selkirk Mine is supported by the Technical Report entitled “NI 43-101 Technical Report Selkirk Nickel Project, North East District, Republic of Botswana”, dated January 8, 2025 (with an effective date of November 1, 2024). Reference should be made to the full text of the Technical Report for the assumptions, qualifications and limitations set forth therein, which was prepared in accordance with NI 43-101 and Subpart 1300 of Regulation S-K and is available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

Quality Control

The Selkirk metallurgical drill program was completed by Discovery Drilling using a Boyles 56 machine. Drill core samples are HQ (63.5 mm diameter) that were sawn in half with one half sawn in half again to produce quartered core. Selected portions of the remaining core were sent to Blue Coast Research for metallurgical flotation studies with the reminder retained for reference purposes. The quartered core samples submitted to the lab were generally 1 metre in length. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

3

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

1-833-770-4334

Follow Us

X: https://x.com/NexMetalsCorp

LinkedIn: https://www.linkedin.com/company/NexMetalsMiningCorp

Facebook: https://www.facebook.com/NexMetalsMiningCorp

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

4

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selkirk Mine as currently contemplated; the preparation of an updated MRE incorporating assay results received to date; the Company’s expectations as to the size and continuity of the deposit; the Company’s goal of optimizing the flowsheet, maximizing recoveries and advancing the evaluation of separating the concentrate; the potential for open-pit development with a low strip ratio; the potential for material above the cut-off grade to be mined; and the anticipated benefits of the Company’s approach to its resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

5